Financial Investors Trust

U.S. Treasury Money Market Fund

U.S. Government Money Market Fund, Classes I and II

Prime Money Market Fund, Classes I and II

SUPPLEMENT DATED OCTOBER 18, 2002, TO THE

PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION

DATED AUGUST 28, 2002

This supplement provides new information beyond that contained in the Prospectuses and the Statement of Additional Information (“SAI”), and should be read in conjunction with such Prospectuses and SAI.

Effective October 21, 2002, ALPS Distributors, Inc., the Funds’ distributor, and ALPS Mutual Funds Services, Inc., the Funds’ administrator, will be relocating to a new office building.  Their new address will be 1625 Broadway, Suite 2200, Denver, Colorado 80202.  The telephone number, 800.298.3442, to obtain information about the Funds, will remain the same.

The address for W. Robert Alexander, Chairman of the Board, Jeremy O. May, Treasurer, and Traci A. Thelen, Secretary, will also change to 1625 Broadway, Suite 2200, Denver, Colorado 80202.

The following address used by shareholders to mail applications, payments, and correspondence to the Funds will not change:

Financial Investors Trust

PMB Box 609

303 16th Street – Suite 016

Denver, CO  80202-5657